Defined Contribution Plans	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Defined Contribution Plans

Note 12: Defined Contribution Plans

The Company has a profit sharing plan for the benefit of eligible employees. The Company makes contributions to the plan out of its net profits in such amounts as the Board of Directors determines. The contribution each year in no event exceeds the maximum amount allowable under applicable provisions of the Internal Revenue Code. No contributions were made to the plan for the year ended December 31, 2011. Contributions of $205,329 were provided by the Company to the plan for the year ended December 31, 2010 and recognized in the same year. TMP also sponsors a 401(k) plan. The Company does not match employee contributions